Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jakki Lynn Haussler, whose signature appears below, constitutes and appoints Carl Frischling, George Silfen, Rachael De Chacon and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:             January 1, 2015

/s/ Jakki Lynn Haussler
Jakki Lynn Haussler

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Nancy C. Everett, whose signature appears below, constitutes and appoints Carl Frischling, George Silfen, Rachael De Chacon and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:             January 1, 2015

/s/ Nancy C. Everett
Nancy C. Everett

Appendix A

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.

Morgan Stanley Institutional Fund, Inc.	N-14 and Pre-Effective Amendment No. 1, 2 and 3 to Form N-14. Post-Effective No. 1 and 2 to Form N-14.

Morgan Stanley Institutional Fund, Inc.	130, 131 and 132 to Form N-1A

Morgan Stanley Institutional Fund Trust	123, 124, 125, 126, 127 to form N-1A

Morgan Stanley Global Fixed Income Opportunities Fund	38, 39 40 to form N-1A

Morgan Stanley Mortgage Securities Trust	38, 39, 40 to form N-1A

Morgan Stanley European Equity Fund Inc.	36, 37, 38 to form N-1A

Morgan Stanley Institutional Liquidity Funds	19, 20, 21 to form N-1A

Morgan Stanley Multi Cap Growth Trust	36, 37, 38 to form N-1A

Morgan Stanley Liquid Asset Fund, Inc.	59, 60, 61 to form N-1A

AIP Funds	1940 Act Registration Statement Nos.

Alternative Investment Partners Absolute Return Fund	22, 23, 24 to form N-2

Alternative Investment Partners Absolute Return Fund STS	22, 23, 24 to form N-2

AIP Multi-Strategy Fund A	15, 16, 17 to Form N-2

AIP Multi-Strategy Fund P	15, 16, 17 to Form N-2

Morgan Stanley Institutional Fund of Hedge Funds LP	9, 10, 11 to Form N-2

Morgan Stanley Global Long/Short Fund A	15, 16, 17 to Form N-2

Morgan Stanley Global Long/Short Fund P	15, 16, 17 to Form N-2

AIP Macro Registered Fund A	7, 8, 9 to Form N-2

AIP Macro Registered Fund P	7, 8, 9 to Form N-2